SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 11, 2009
(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	0-29174 (Commission File Number)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 6505 Kaiser Drive Fremont, California 94555 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 12, 2009, Logitech International S.A. (“Logitech”) filed a Current Report on Form 8-K to report the completion of its acquisition of LifeSize Communications, Inc. (“LifeSize”), pursuant to the Agreement and Plan of Merger dated as of November 10, 2009 (as amended, the “merger agreement”) by and among two wholly-owned subsidiaries of Logitech, LifeSize, and other parties named therein. Pursuant to the merger agreement, Agora Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Logitech was merged with and into LifeSize on December 11, 2009, with LifeSize continuing as the surviving corporation and a wholly-owned subsidiary of Logitech. This Form 8-K/A is being filed to provide the financial statements of LifeSize and pro forma financial information required by Item 9.01 as set forth below, in accordance with Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

1)
Consolidated audited financial statements of LifeSize and subsidiaries as of and for the year ended December 31, 2008, and Report of Independent Auditors therein are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

2)
Unaudited interim condensed consolidated financial statements of LifeSize and subsidiaries as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Logitech for the nine months ended December 31, 2009 and for the year ended March 31, 2009 giving effect to the acquisition of LifeSize are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)  Exhibits.

The following exhibits are filed with this report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors for LifeSize Communications, Inc.

99.1	Consolidated audited financial statements of LifeSize Communications, Inc. and subsidiaries as of and for the year ended December 31, 2008, and Report of Independent Auditors therein.

99.2
Unaudited interim condensed consolidated financial statements of LifeSize Communications, Inc. and subsidiaries as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, and the notes related thereto.

99.3
Unaudited pro forma condensed combined financial information of Logitech International S.A. for the nine months ended December 31, 2009 and for the year ended March 31, 2009 giving effect to the acquisition of LifeSize Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.
/s/ Gerald P. Quindlen

Gerald P. Quindlen
President and Chief Executive Officer

/s/ Erik K. Bardman
Erik K. Bardman
Senior Vice President of Finance and Chief Financial Officer

February 19, 2010

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors for LifeSize Communications, Inc.

99.1	Consolidated audited financial statements of LifeSize Communications, Inc. and subsidiaries as of and for the year ended December 31, 2008, and Report of Independent Auditors therein.

99.2
Unaudited interim condensed consolidated financial statements of LifeSize Communications, Inc. and subsidiaries as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, and the notes related thereto.

99.3
Unaudited pro forma condensed combined financial information of Logitech International S.A. for the nine months ended December 31, 2009 and for the year ended March 31, 2009 giving effect to the acquisition of LifeSize Communications, Inc.